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                                                                    Exhibit 21.1


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    Direct & Indirect
  Subsidiaries of Davel                           Jurisdiction of Incorporation                      D/B/A
Communications Group, Inc.
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
Telaleasing Enterprises, Inc.                    Illinois
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T.R.C.A., Inc.                                   Illinois
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DavelTel, Inc.                                   Illinois                                   previously Phone Zone, Inc.
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Davel Mexico, Ltd.                               Illinois
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Communications Central Inc.                      Georgia                                    CCI
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Communications Central of                        Georgia
Georgia, Inc.
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Central Payphone Services,                       Georgia
Inc.
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Invision Telcom, Inc.                            Georgia
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Adtec Communications, Inc.                       Florida
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Interstate Communications,                       Georgia
Inc.
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Davel de Mexico S. de R.L.                       Mexico
de C.V.
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Telefonos Publicos de                            Mexico
Mexico, S. de R.L. de C.V.
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